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Mutual Fund Series Trust

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Proxy Materials

Catalyst/Groesbeck Growth of Income Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

Dear Shareholder:

Groesbeck Investment Management Corp. (“Groesbeck”) has served as investment sub-advisor to the Catalyst/Groesbeck Growth of Income Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”), since its inception in December 2009. Groesbeck is currently 70% owned by Robert P. Groesbeck, 22% owned by Theodore Groesbeck, and 8% owned by Robert P. Dainesi. Upon shareholder approval of a new sub-advisory agreement or May 31, 2016, whichever is later, Robert Groesbeck will transfer 3% ownership in Groesbeck to Theodore Groesbeck. Theodore Groesbeck’s ownership will increase to 25%, and Robert Groesbeck’s ownership will decrease to 67%. Robert P. Dainesi’s ownership will remain the same. Whenever a change of control occurs with an investment advisor, a new advisory agreement must be approved by shareholders. While there has been no change to the management and key personnel of Groesbeck as a result of the change in ownership, it was determined that a technical change in control will occur. As a result, the Board of Trustees of the Trust (“Board of Trustees”) has requested that the Fund’s shareholders approve a new sub-advisory agreement. I am writing to ask for your prompt vote for the approval of a new sub-advisory agreement between the Fund’s investment advisor, Catalyst Capital Advisors LLC (“Catalyst”), and Groesbeck, which is substantially similar to the previous agreement.

In addition, in order to allow Catalyst flexibility going forward and to reduce potential expenses to the Fund, I also urge that you approve a second proposal. This second proposal allows Catalyst, with the approval of the Board of Trustees, to appoint or replace a non-affiliated sub-advisor to the Fund or change the terms of a contract with a non-affiliated sub-advisor without the need for shareholder approval. To allow this, the Trust and Catalyst have been granted an order from the Securities and Exchange Commission providing exemptive relief and the Fund is now requesting permission from the shareholders to rely on the order. Catalyst has no current intention of changing sub-advisors; however, these provisions will allow flexibility to deal with changes of ownership or other circumstances in the future.

The proposals have been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously recommends that you vote FOR both proposals.

It is very important that we receive your vote before [MEETING DATE]. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,

Jerry Szilagyi

President

Mutual Fund Series Trust

Catalyst/Groesbeck Growth of Income Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

The Board of Trustees of the Mutual Fund Series Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) to be held at the offices of the MFund Services LLC, 22 High Street, Huntington, NY 11743, on [MEETING DATE] at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new sub-advisory agreement between Catalyst Capital Advisors LLC and Groesbeck Investment Management Corp. (“Groesbeck”).
2.	To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on January 13, 2014. The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Catalyst Capital Advisors LLC to hire unaffiliated sub-advisors without shareholder approval.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [MEETING DATE]. A copy of this Notice of Shareholder Meeting and the Proxy Statement (including the proposed Sub-Advisory Agreement and the proposed Management Agreement) are available at [PROXY WEBSITE].

By Order of the Board of Trustees

Jerry Szilagyi, President

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Catalyst/Groesbeck Growth of Income Fund

a series of Mutual Fund Series Trust

with its principal offices at

17605 Wright Street, Omaha, NE 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of Mutual Fund Series Trust (the “Trust”), on behalf of the Catalyst/Groesbeck Growth of Income Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of MFund Services LLC, 22 High Street, Huntington, NY 11743 on [MEETING DATE] at 10:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new investment sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”), the investment advisor to the Fund, and Groesbeck Investment Management Corp. (“Groesbeck”), the sub-advisor to the Fund.
2.	To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on January 13, 2014. The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Catalyst Capital Advisors LLC to hire unaffiliated sub-advisors without shareholder approval.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, NE 68130, by calling 1-866-447-4228 or by visiting www.CatalystMutualFund.com.

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

CATALYST AND GROESBECK

Background

The primary purpose of this proposal is to approve a new sub-advisory agreement between Catalyst and Groesbeck (the “New Sub-Advisory Agreement”) in order to allow Groesbeck to continue managing the assets of the Fund. Both Catalyst and Groesbeck assumed their respective duties of investment advisor and sub-advisor to the Fund at the inception of the Fund. Approval of the New Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The New Sub-Advisory Agreement is similar in all material respects to the Current Sub-Advisory Agreement (the “Current Sub-Advisory Agreement”) that it will replace. The effective date of the New Sub-Advisory Agreement will be the date shareholders of the Fund approve the New Sub-Advisory Agreement or May 31, 2016, whichever is later.

Shareholder approval of the New Sub-Advisory Agreement is being requested in connection with a change in the ownership of Groesbeck. Groesbeck is currently 70% owned by Robert P. Groesbeck, 22% owned by Theodore Groesbeck, and 8% owned by Robert P. Dainesi. Upon shareholder approval of a new sub-advisory agreement or May 31, 2016, whichever is later, Robert Groesbeck will transfer 3% ownership in Groesbeck to Theodore Groesbeck. Theodore Groesbeck’s ownership will increase to 25%, and Robert Groesbeck’s ownership will decrease to 67%. Robert P. Dainesi’s ownership will remain the same.

Under the 1940 Act, a transaction that results in a “change in control” of an investment advisor causes the advisor’s management agreement, or in this case, sub-advisory agreement, to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. There has been no change to the management and key personnel of Groesbeck as a result of the change in ownership. However, the Trust has determined that the planned transaction may be a technical change in control of Groesbeck.

Therefore, the Board of Trustees has requested that the Fund’s shareholders approve a new sub-advisory agreement between Catalyst and Groesbeck, which is substantially similar to the previous agreement. The 1940 Act requires that the New Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Shareholders are being asked to approve the proposed New Sub-Advisory Agreement, which will take effect upon shareholder approval or on May 31, 2016, whichever is later.

The Sub-Advisory Agreement

Under the terms of the investment management agreement between the Trust and Catalyst, on behalf of the Fund, Catalyst is entitled to receive an annual advisory fee from the Fund equal to 1.00% of the Fund’s average daily net assets. Under the terms of the Current Sub-Advisory Agreement, Groesbeck is entitled to receive an annual fee from the Advisor of 50% of the net management fees that the Advisor receives from the Fund. The “net advisory fee” is defined as the gross management fees earned by the Adviser from the Fund less expenses the Fund incurs that are allocated and subtracted from the gross management fees. For such compensation, Groesbeck, at its expense, continuously furnished an investment program for the Fund, made investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determined. The Current Sub-Advisory Agreement was effective with respect to the Fund as of October 30, 2009 and was approved by the initial shareholder of the Fund on [___], 2009. The Board of Trustees, including the Independent Trustees (as defined in the

1940 Act), most recently unanimously approved the Current Sub-Advisory Agreement at a meeting on April 4, 2014.

The Current Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Current Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Current Sub-Advisory Agreement can be terminated on not more than 60 days’ notice by Groesbeck given to the Fund.

The Current Sub-Advisory Agreement provides that Groesbeck will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of execution, effectiveness, and termination. Approval of the New Sub-Advisory Agreement will not cause an increase in fees paid by the Fund.

The effective date of the New Sub-Advisory Agreement with respect to the Fund will be the date shareholders of the Fund approve the New Sub-Advisory Agreement or on May 31, 2016, whichever is later. If the New Sub-Advisory Agreement with Groesbeck is not approved by shareholders, the Board of Trustees and Catalyst will consider other options, including a new or modified request for shareholder approval of a New Sub-Advisory Agreement.

The New Sub-Advisory Agreement is attached as Appendix A. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Evaluation by the Board of Trustees

At a meeting held on February 22, 2016, the Board of Trustees approved the New Sub-Advisory Agreement for the Fund, subject to shareholder approval. The Board of Trustees’ determination to approve the New Sub-Advisory Agreement followed their consideration of various factors and review of written materials provided by Groesbeck. The Board of Trustees’ deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the New Sub-Advisory Agreement, the Trustees reviewed Groesbeck’s responses to a series of questions regarding, among other things, their investment performance, Groesbeck’s quality of services, comparative fee and expense information, and an estimate of Groesbeck’s profitability from managing the Fund (“Groesbeck 15c Response”). The Trustees noted that Groesbeck is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Fund.

Nature, Extent and Quality of Services. The Trustees reviewed the Groesbeck 15(c) Response, which provided an overview of the services provided by Groesbeck, as well as information on the firm’s personnel and the compliance and litigation record of Groesbeck. The Trustees then discussed the nature of Groesbeck’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. They considered that Groesbeck is responsible for day to day investment activities of the Fund, as well as for monitoring the Groesbeck’s process for monitoring portfolio compliance. They noted that Groesbeck had been subject to no litigation, investigations, or disciplinary actions over the past 12 months. They further noted that Groesbeck had experienced no material compliance issues over the past 12 months. The

Trust’s CCO informed the Board that Groesbeck’s compliance procedures were adequately designed to prevent violations of securities laws and the Board noted that Groesbeck was receptive to the Board’s suggested enhancements to its compliance program. A representative of the Fund’s advisor informed the Trustees that it has been satisfied with the quality of services provided by Groesbeck over the past fiscal year. The Trustees then noted that a change in control of Groesbeck is anticipated to occur on or about May 31, 2016, but that no change in personnel or management structure is contemplated in connection with that occurrence. The Trustees concluded that Groesbeck has provided a level of service consistent with the advisor’s and the Board’s expectations.

Performance.

The Trustees reviewed the performance of the Fund over the last one year, five year, and since inception periods, and reviewed the performance of the S&P 500 Total Return Index and Morningstar Large Blend category. The Trustees noted favorably the Fund’s positive absolute returns for the five year and since inception periods. The Trustees noted further that the Fund underperformed the S&P 500 Total Return Index and Morningstar category for the one year, five year, and since inception periods. The Trustees took note that the S&P 500 Total Return Index may not be a strongly indicative measure of the Fund’s performance because the index tracks 500 stocks while Fund’s portfolio is more concentrated and focuses on a dividend growth strategy. . The Trustees discussed the impact of the Fund’s recent significant underperformance on the longer term comparison information The Trustees concluded, after further discussion, that the Fund’s performance was reasonable in light of its strategy, and long term track record ..

Fees and Expenses.

The Trustees considered the sub-advisory fee charged by Groesbeck for its services to each Fund, and compared it to the fees charged by Groesbeck to its separate account clients. They noted that Groesbeck charges management fees ranging from 0.42% to 1.00% for its separate accounts. The Trustees noted that the Catalyst had negotiated a competitive sub-advisory fee, which allows the adviser to maintain a reasonable total advisory fee for the Fund to the benefit of shareholders. The Trustees concluded that the sub-advisory fees were reasonable.

Profitability. The Trustees considered the Sub-Advisor’s profitability in connection with its relationship with the Fund. They noted that Groesbeck is is accruing only a modest from its services to the Fund. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Groesbeck’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor has realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The further discussed that, at current asset levels, economies of scale is not a serious consideration at this time.

Conclusion. Having requested and received such information from Groesbeck as the Trustees believed to be reasonably necessary to evaluate the terms of the new and existing sub-advisory agreements, and as assisted by the advice of Counsel, the Trustees concluded that approval of the new sub-advisory agreement for the Fund was in the best interests of the Fund.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

Information Concerning Groesbeck

Groesbeck is a New Jersey corporation located at 12 Route 17 North, Paramus, New Jersey 07652. The names, titles, addresses, and principal occupations of the principal executive officers and directors of Groesbeck are set forth below:

Name and Address:*	Title:	Principal Occupation:
Robert P. Groesbeck	President	Portfolio Manager
Robert P. Dainesi	Exec. Vice President	Portfolio Manager
Theodore Groesbeck	Vice President	Portfolio Manager
Anne D. Groesbeck	Director	Account Manager

* The address for each officer and director is Groesbeck Investment Management Corp. 12 Route 17 North, Paramus, New Jersey 07652.

During the fiscal year ended June 30, 2015, Groesbeck earned sub-advisory fees of $93,277 for the Fund.

PROPOSAL II

APPROVAL OF THE FUND’S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT

Background

The purpose of this proposal is to enable Catalyst, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint one or more non-affiliated investment sub-advisors or to replace an existing investment sub-advisor with a non-affiliated investment sub-advisor, as well as change the terms of a contract with a non-affiliated investment sub-advisor, without soliciting the approval of shareholders. To do so, the Trust and Catalyst applied and was granted an order for exemptive relief from the SEC (a “Manager of Managers Order”) to permit Catalyst, with the approval of the Board of Trustees, to take such actions with respect to the Fund.

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board of Trustees, including by a majority of the Independent Trustees, and the shareholders of the Fund. Therefore, if and when Catalyst seeks to hire one or more sub-advisors to provide investment advisory services to the Fund, or to replace an existing sub-advisor, or if Groesbeck undergoes another change of control, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and Catalyst or the Fund would be required to pay the costs of such activities. The Manager of Managers Order will facilitate the efficient hiring of sub-advisors, or approving a new agreement in the case of a change of control, without the burden and expense of a shareholder meeting.

The Board of Trustees approved the filing of an application (the “Application”) by the Trust and Catalyst for the Manager of Managers Order, which the Trust filed on December 7, 2012 and amended on June 6, 2013 and November 11, 2013. On December 16, 2013, a notice of the filing of the application was issued, which gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. On January 13, 2014, with no requests received, the SEC granted the Manager of Managers Order.

The Manager of Managers Order

The Application stated that Catalyst will obtain the approval of the Board of Trustees, including a majority of the Independent Trustees, when changing sub-advisors or making material changes to an existing sub-advisory agreement, but approval by shareholders of the Fund will not be sought or obtained. The Manager of Managers Order only applies to the hiring of and making material changes to a sub-advisory agreement with a sub-advisor that is not affiliated with Catalyst. Shareholder approval will continue to be required for such actions involving an affiliated sub-advisor.

Even with the Manager of Managers Order, sub-advisory agreements of the Fund will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements. Additionally, the Fund will prominently disclose in its prospectus that Catalyst monitors the Fund’s sub-advisor(s) for adherence to the specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board of Trustees which sub-advisor(s) should be retained or released. The Fund will also disclose that it operates pursuant to the terms and conditions of the Manager of Managers Order. The Fund will be required, within 90 days of the hiring of a new sub-advisor, to furnish its shareholders with all information about the new sub-advisor that would be included in a proxy statement.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Fund’s reliance on an order by the SEC for exemption under various rules and forms of the 1940 Act.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 22 High Street, Huntington, NY 11743, provides the Trust with certain management and administrative services and compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed New Sub-Advisory Agreement. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, [______] shares of beneficial interest of the Fund were issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal II. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Sub-Advisory Agreement and the Fund’s reliance on the Manager of Managers Order. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Sub-Advisory Agreement and the Fund’s reliance on the Manager of Managers Order, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Name and Address	Percentage of Class Owned	Number of Shares of each Class Owned

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular Meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jerry Szilagyi, President, Mutual Fund Series Trust, 450 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to provide mailing, vote tabulation, a proxy website, and other proxy related services related to this solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for these services are approximately $[____]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Groesbeck. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Groesbeck will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, and Catalyst, and Groesbeck may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-1-866-447-4228, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

A copy of the Notice of Shareholder Meeting and the Proxy Statement (including copies of the proposed sub-advisory agreement) are available at [PROXY WEBSITE].

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated [PROXY DATE]

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

SUB-ADVISORY AGREEMENT

[TO BE PROVIDED]

Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

Catalyst/Groesbeck Growth of Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [MEETING DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jerry Szilagyi and Jennifer Bailey, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at offices of the MFund Services LLC, 22 High Street, Huntington, NY 11743 on [MEETING DATE] at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Catalyst/Groesbeck Growth of Income Fund (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW SUB-ADVISORY AGREEMENT, FOR RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT, AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature Date

_______________________________________Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve a new Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Groesbeck Investment Management Corp.	☐	☐	☐
2. To approve the Catalyst/Groesbeck Growth of Income Fund’s reliance on an order granted by the Securities and Exchange Commission under which the Fund has been granted for exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940.	☐	☐	☐

A copy of the Proxy Statement is available online at: [PROXY WEBSITE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.